NU SKIN ENTERPRISES, INC.   NONQUALIFIED
DEFERRED COMPENSATION TRUST

        This Agreement is made as of December 14, 2005, by and between Nu Skin Enterprises, Inc. (the “Company”) and Ritch Wood, Mark Adams, and Brian Lords (hereinafter referred to as “Trustee”).

        Whereas, the Company has adopted the Nu Skin Enterprises, Inc. Deferred Compensation Plan (“Plan” or “Plans”), for a select group of management, highly compensated employees, or directors of the Company;

        Whereas, the Company has incurred or expects to incur liability under the terms of the Plans with respect to the individuals participating in the Plans;

        Whereas, the Company wishes to establish a trust (hereinafter called “Trust”) and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company’s creditors in the event of the Company’s Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans;

        Whereas, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

        Whereas, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans.

        Now, Therefore, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

ARTICLE I
ESTABLISHMENT OF TRUST

        1.1         The Company hereby deposits with Trustee in trust, the sum of $10, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

        1.2         The Trust hereby established is revocable by the Company; it shall become irrevocable upon a Change of Control, as defined herein.

        1.3         The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

        1.4         The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company’s general creditors under federal and state law in the event of Insolvency, as defined in Section 3.1 herein.

        1.5         The Company, in its sole discretion, at any time, or from time to time, may make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

ARTICLE 2
PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES

        2.1         The Company shall deliver to Trustee a schedule (the “Payment Schedule”) that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

        2.2         The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plans shall be determined by the Company or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

        2.3         The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plans. The Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, the Company shall make the balance of each such payment as it falls due. Trustee shall notify the Company where principal and earnings are not sufficient.

ARTICLE 3
TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST
BENEFICIARY WHEN THE COMPANY IS INSOLVENT

        3.1         Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered “Insolvent” for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

        3.2         At all times during the continuance of this Trust, as provided in Section 1.4 hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

                (a)        The Board of Directors and the President of the Company shall have the duty to inform Trustee in writing of the Company’s Insolvency. If a person claiming to be a creditor of the Company alleges in writing to Trustee that the Company has become Insolvent, Trustee shall determine whether the Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                (b)        Unless Trustee has actual knowledge of the Company’s Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, Trustee shall have no duty to inquire whether the Company is Insolvent. Trustee may in all events rely on such evidence concerning the Company’s solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning the Company’s solvency.

                (c)        If at any time Trustee has determined that the Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company’s general creditors. Nothing in this Trust Agreement shall in any way diminish any rights as general creditors of the Company with respect to benefits due under the Plans or otherwise.

                (d)        Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Article 2 of this Trust Agreement only after Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

        3.3         Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3.2 hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

ARTICLE 4
PAYMENTS TO THE COMPANY

        Except as provided in Article 3 hereof, after the Trust has become irrevocable, the Company shall have no right or power to direct Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans.

ARTICLE 5
INVESTMENT AUTHORITY

        5.1         In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which Trustee invests. All rights associated with assets of the trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants.

        5.2         The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity.

        5.3         Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

        5.4          The Company shall direct Trustee as to the investment options in which the Trust shall be invested during the term of the Trust, and Trustee shall invest and manage the assets of the Trust in accordance with such directions.

ARTICLE 6
DISPOSITION OF INCOME

        During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

ARTICLE 7
ACCOUNTING BY TRUSTEE

        Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and Trustee. Within thirty (60) days following the close of each calendar year and within thirty (60) days after the removal or resignation of Trustee, Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

ARTICLE 8
RESPONSIBILITY OF TRUSTEE

        8.1         Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plans or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

        8.2         If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee’s cost, expenses and liabilities (including, without limitation, attorneys fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

        8.3         Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

        8.4         Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

        8.5         Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

        8.6         However, notwithstanding the provisions of Section 8.5 above, Trustee may loan to the Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

        8.7         Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

ARTICLE 9
COMPENSATION AND EXPENSES OF TRUSTEE

        The Company shall pay all administrative and Trustee’s fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

ARTICLE 10
RESIGNATION AND REMOVAL OF TRUSTEE

        10.1         Trustee may resign at any time by written notice to the Company, which shall be effective thirty (20) days after receipt of such notice unless the Company and Trustee agree otherwise.

        10.2         Trustee may be removed by the Company on twenty (20) days written notice or upon shorter notice accepted by Trustee.

        10.3          Upon a Change of Control, as defined herein, the Trustee may not be removed by the Company for 5 years.

        10.4          If the Trustee resigns within 5 years of a Change of Control, as defined herein, the Trustee shall select a successor Trustee in accordance with the provisions of Section 11.2 hereof, prior to the effective date of the Trustee’s resignation or removal.

        10.5         Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within thirty (30) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

        10.6         If Trustee resigns or is removed, a successor shall be appointed, in accordance with Article 11 hereof, by the effective date or resignation or removal under Sections 10.1 or 10.2. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

ARTICLE 11
APPOINTMENT OF SUCCESSOR

        11.1         If Trustee resigns (or is removed) in accordance with Sections 10.1 or 10.2 hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

        11.2          If the Trustee resigns or is removed pursuant to the provisions of Section 10.4 hereof and selects a successor Trustee, the Trustee may appoint any third party as successor Trustee. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

        11.3          The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Articles 7 and 8 hereof. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any past event, or any condition existing at the time he becomes successor Trustee.

ARTICLE 12
AMENDMENT OR TERMINATION

        12.1         This Trust Agreement may be amended by a written instrument executed by Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable after it has become irrevocable in accordance with Section 1.2 hereof.

        12.2         The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Company.

        12.3         Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plans, the Company may terminate this Trust prior to the time all benefit payments under the Plans have been made. All assets in the Trust at termination shall be returned to the Company.

ARTICLE 13
MISCELLANEOUS

        13.1         Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

        13.2         Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

        13.3          This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

        13.4         For purposes of this Trust, Change of Control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(b) or 14(d) of the Securities and Exchange Act of 1934 (the “Act”), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company or a reorganization, merger, or consolidation, in each case, with respect to which person who are stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the Company’s assets.

ARTICLE 14
ADOPTION BY AFFILIATE

        The adoption of this Trust by any Affiliate shall not be effective without the written consent of the Company. Any adoption shall be evidenced by certified copies of the resolution of the foregoing board of directors indicating the adoption of the Trust. The resolution shall define the effective date for the purpose of the Trust as adopted by the Affiliate. For purposes of this Trust, Affiliate means (a) a corporation that is a member of the same control group of corporations (within the meaning of Section 414(b) of the Code) as is the Company, (b) any other trade or business (whether or not incorporated) controlling, controlled by, or under common control (within the meaning of Section 414(c) of the Code) with the Company, or (c) any other corporation, partnership, or other organization that is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with the Company or which is otherwise required to be aggregated with the Company under Section 414(o) of the Code.

        In Witness Whereof, the Company and the Trustees have executed this Agreement effective as of the date set forth above.

NU SKIN ENTERPRISES, INC.

          /s/ D. Matthew Dorny
By:    D. Matthew Dorny
Its:    Vice President

TRUSTEES

/s/ Ritch Wood
Ritch Wood, Trustee

/s/ Mark Adams
Mark Adams, Trustee

/s/ Brian Lords
Brian Lords, Trustee

Signature Page – Nu Skin Enterprises, Inc. Nonqualified Deferred Compensation Trust